Exhibit 99.1 SEACOR Marine Holdings Inc. st 31 Annual Pareto Securities Energy Conference SMHI LISTED John Gellert NYSE President & Chief Executive Officer 11 September 2024

Forward-Looking Statements Forward-Looking Statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements and includes the information on Slide 26. Such forward- looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward- looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties such as the completion of our financial close process for the quarter, that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. Direct Vessel Profit (defined as operating revenues less operating costs and expenses including major repairs and drydocking expenses, “DVP”), when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. Adjusted EBITDA is defined as DVP less general and administrative expenses and lease expenses. We believe that the presentation of Adjusted EBITDA provides useful information to investors and management uses it to assess our on-going operations. Our use of Adjusted EBITDA should not be viewed as an alternative to measures calculated in accordance with GAAP. Adjusted EBITDA has limitations as analytical tool such as: (i) Adjusted EBITDA does not reflect the impact of earnings or charges that we consider not to be indicative of our on-going operations, (ii) Adjusted EBITDA does not reflect interest and income tax expense; and (iii) other companies, including other companies in our industry, may calculate Adjusted EBITDA differently than we do. Net Debt is defined as total debt (the most comparable GAAP measure, calculated as long-term debt plus current portion of long-term debt excluding discount and issuance costs) less cash and cash equivalents (including restricted cash). We believe that the presentation of Net Debt provides useful information to investors and management uses it to compare total debt less cash and cash equivalents across periods on a consistent basis. Reconciliation for each of these non-GAAP measures are included as an appendix to this presentation. seacormarine.com 2

1. Company Overview seacormarine.com 3

SEACOR Marine – Global OSV Owner with Modern Fleet

SEACOR MARINE

Company Overview

- Leading provider of marine and support transportation services to offshore energy facilities worldwide with one of the youngest fleets in the industry
- Listed on the NYSE (ticker: **SMHI**) with a market capitalization of $273.9M (1)
- Operates and manages a diverse fleet of 56 offshore support vessels ("OSVs") that provides crew transportation, supply, accommodation and maintenance support
- U.S. Jones Act operator with presence in all major offshore basins, serving a diverse range of customers in the oil and gas and offshore wind sectors
- Early adopter of value-added technology (hybrid power, walk-to-work, etc.) to enhance sustainable operations

Global Presence



Middle East & Asia
15 vessels
West Africa & Europe
22 vessels
10 vessels
United States
9 vessels
Latin America
SEACOR Marine

Company Highlights (2)

Contract Backlog
> $400.0M *(incl. options)*

Cash & Cash Equivalents
$42.9M

Net Debt (3)
$296.1M

Stewards of Capital and Operational Excellence

- Disciplined capital
- Continued deleveraging
- Safety first culture

Energy Efficiency and CO_2 Emission Reduction

- 7 hybrid PSVs
- 4 hybrid systems on order
- Offshore wind support

Fleet Composition (2)

Region / Asset Type	PSV	FSV	Liftboat	AHTS
United States	2	3	5	-
Latin America	6	2	1	-
Africa & Europe	8	11	-	3
Middle East & Asia	5	7	2	1
Total	**21**	**23**	**8**	**4**

56 Vessels – Average Age of 10.1 Years

40 international flag / 16 US flag (Jones Act compliant)

(1) *Bloomberg, as of market close on September 9, 2024.*
(2) *Company Highlights and Fleet Composition as of June 30, 2024. Fleet count includes 1 managed vessel and 1 leased-in vessel as of June 30, 2024.*
(3) *Net Debt is a non-GAAP financial measure. See Slide 2 for a discussion of Net Debt and the Appendix to this presentation for a reconciliation to GAAP.*

seacormarine.com 4

High-Quality and Youngest Fleet of any Peer Competitor

SEACOR MARINE



Platform Supply Vessels (PSV)

- 21 vessels
- Average age of 7.0 years
- 11 vessels with deck space > 800m² (average age of 5.4 years)
- 7 with hybrid power, 4 additional hybrid systems on order



Fast Support Vessels (FSV)

- 23 vessels *(1 managed)*
- Average age of 11.0 years
- Aluminum monohulls or catamarans, up to 150 passengers
- DP-2 or DP-3, 30-40 knots speed



Liftboats

- 8 vessels
- Average age of 13.2 years (9.5 years for premium liftboats)
- Working water depth up to 275 feet
- Accommodation up to 150 berths



Anchor Handling Tug & Supply (AHTS)

- 4 vessels *(1 leased-in)*
- Average age of 15.2 years
- 7,000 to 11,000 BHP, 120t + Bollard Pull
- DP-2

Work Scope

- Shallow water and deepwater activities
- Delivery of cargo, drilling fluids, fuel and water to rigs
- Construction, maintenance support and standby
- Accommodation and walk-to-work
- Offshore wind support

- High-speed cargo transport to offshore facilities
- Transport of personnel at high-speed and comfort, walk-to-work capable
- High-speed cargo transport to offshore facilities
- Support drilling and production operations
- Emergency response services

- Self-elevating, self-propelled work platforms
- Accommodation
- Well workover, maintenance and well production enhancement
- Decommissioning, plug and abandonment
- Offshore wind support in the U.S.
- Midstream: commissioning and repair of pipelines and offshore gas facilities

- Offshore drilling support by towing, positioning, mooring rigs
- Carry and launch equipment such as remote operated vehicles
- Transportation of drilling fluids and bulk products
- Emergency response services

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Revenue Diversification With a Reputable Customer Base (1) (2) 2023 Total Revenue Main Customers High-Quality Customers % of FY 2023 Customer Name Total Revenue 6% 70% 0% ExxonMobil 17% United States United States $61M Saudi Aramco 15% $60M (primarily Gulf of Mexico) (primarily Gulf of Mexico) 10% Azule Energy 15% (BP / ENI Joint Venture) 14% Ørsted 6% PSV FSV Liftboat AHTS Other Total Chevron 6% QatarEnergy 4% MexMar 3% APA Corporation 3% 4% 1% 15% 0% 80% Fugro 2% $44M Latin America Latin America $59M Van Oord 2% PSV FSV Liftboat AHTS Other Total Top 10 customers account for 73% of FY 2023 Revenues (3) 0% 10% Total Revenue by Type 48% 0% $60M Africa & Europe Africa & Europe 42% $90M Other 5% Offshore Wind PSV FSV Liftboat AHTS Other Total 10% Independents IOCs 10% 42% 0% 2% 48% $53M 31% Offshore Contractors Middle East & Asia Middle East & Asia $71M NOCs 12% 19% 22% PSV FSV Liftboat AHTS Other Total (1) For the twelve months ended December 31, 2023. For continuing operations. Numbers in percentage of Total Revenue per respective geography. (2) Main Customers may be direct or indirect end-users. seacormarine.com 6 (3) For FY 2023.

2. Market Outlook seacormarine.com 7

Strong Industry Fundamentals – Increased Demand Drivers Growing Global Offshore Upstream Capital Expenditures Robust Global Offshore Project Sanctioning Pipeline $300M $200M 174 $180M 246 164 162 241 $250M 230 229 $160M 147 218 146 208 209 138 136 $140M $200M 185 119 $120M 107 166 122 90 137 110 105 103 131 101 74 101 139 139 73 $150M $100M 74 120 94 83 79 109 82 $80M 81 56 72 71 $100M $60M 49 46 120 $40M 119 114 74 109 73 106 $50M 67 98 65 63 88 59 85 52 75 67 68 45 $20M 38 35 33 $M $M 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E Shelf Deepwater Shelf Deepwater Source: Rystad Energy. seacormarine.com 8 8

Sustained Growth in OSV Demand – Tight Supply / Demand Balance Growing OSV Demand Comments Active > PSV 1,000+ DWT & AHTS 4,000+ BHP• OSV demand progress was evident on a global basis in 2023, with tangible improvement in all regional markets 3,000 ~13% • PSV demand has improved at a faster rate than other asset classes against the backdrop of higher activity in the Gulf of 2,500 Mexico, Brazil and West Africa (the “Golden Triangle”) • Development of new areas requiring more vessels (e.g. Guyana, 2,000 Suriname, Namibia, Mozambique) • Total OSV demand is expected to continue its growth in the 3,033 1,500 2,898 coming years with limited additional supply, further tightening the 2,737 2,746 2,648 2,511 2,500 chartering market 2,439 2,259 2,230 2,208 2,022 2,032 1,000 2,012 • From 2023 to 2026, OSV demand is expected to increase by ~13% 500 - 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E 2025E 2026E Active OSVs Forecast Source: Clarksons Research Services. seacormarine.com 9

Supply Side Constraints Remain Aging Stacked Fleet Limited Supply 1,400 70% 250 12% 571 stacked OSVs per FYE 2023 Total OSV Fleet of 3,431 vessels per FYE 2023 10% 1,200 60% 200 8% 1,000 50% 150 6% 800 40% 100 4% 600 30% 50 2% 400 20% 0 0% 200 10% -50 -2% 0 0% -100 -4% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 AHTS Attrition & Conversion PSV Attrition & Conversion Stacked < 1 Year Stacked 1-2 Years AHTS Deliveries PSV Deliveries Stacked 2-3 Years Stacked > 3 Years % of Fleet Stacked > 3 Years (rhs) % of OSV Fleet Stacked (rhs) Fleet Growth (rhs) Limited orderbook, constrained financing and continued development of local cabotage leads to a favorable supply and demand balance Source: Clarksons Research Services. seacormarine.com 10 Number of Vessels Number of Vessels

Tight Supply / Demand Balance Leads to Improved Pricing and Utilization Global PSV Average Day Rates Global PSV Average Utilization $45,000 100% $40,000 90% $35,000 $30,000 80% $25,000 70% $20,000 $15,000 60% $10,000 50% $5,000 $0 40% PSV 3,200 DWT Time Charter Rate PSV 4,000 DWT Time Charter Rate PSV 3,000 - 4,000dwt PSV 4,000dwt + Contracting terms and duration improve in addition to PSV average day rates and utilization Source: Clarksons Research Services. seacormarine.com 11

FSVs – SMHI Owns Highest Specification Fleet

SEACOR MARINE

SMHI owns 27% of the active global fleet of DP-2 / DP-3 FSVs of 15 years of age and younger

Key Attributes

- FSVs are crucial for offshore drilling and production logistics, providing fast and flexible transport solutions
- Cost-efficient, comfortable, flexible and safe alternative to helicopter transportation
- Large passenger transport capacities: up to 150 passengers with amenities like reclining business-class seats, satellite TV, wireless internet and LED lighting
- Advanced technologies include DP-2, Dynamic Ride Control, Controllable Speed Propellers, Water Jet Propulsion and Engine Monitoring Systems
- Cargo capacities range from 140 to 425 long tons for various supplies
- High-speed catamarans in the fleet can reach up top 40 knots, featuring luxury amenities and equipped with DP-2 or DP-3 options for specific operational needs

Global Fleet Overview


195
3
87
11
85
7
43
2
Global FSV Fleet
SEACOR Marine FSV Fleet

SMHI owns 27% of the active global fleet of DP-2 / DP-3 FSVs of 15 years of age and younger


27%
73%
SEACOR Marine
Other

Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS.

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FSVs – Tight Supply & Demand Balance Favorable supply dynamics with orderbook standing at ~1% Crew Transportation at High Speed and in Comfort Orderbook at ~1% with Limited Fleet Growth FSV Orderbook OB as % of total fleet Fleet growth (YoY) • Market is dominated by the U.S. and Mexico, followed by West Africa and the 80 45% Middle East 35% 60 25% • Demand drivers: 40 ✓ Cost efficiency 15% 20 ✓ Safety 5% ✓ Service requirement - (5%) ✓ Alternative to helicopters 2007 2009 2011 2013 2015 2017 2019 2021 2023 • Distinctive features of SMHI’s fleet, which holds a strong market position in FSV Supply Side Considerations the high-end FSV market: • Most of the fleet was ordered and built during the previous cycle, with the ✓ Speed (30-40 knots) ✓ Dynamic Positioning (DP-2 / DP-3) orderbook peaking at 33% of the fleet in 2007 and decreasing to 1% by 2024 ✓ Comfort & onboard entertainment • Fleet growth has been negative or zero since 2019, and the current fleet ✓ Jet propulsion consists of about 410 vessels: 208 non-DP, 98 DP-1, 100 DP-2 and 3 DP-3 • The average age of the total fleet is 15 years, with the non-DP fleet averaging closer to 19 years • Limited technologies available to meet speed and emission standards create barriers for new tonnage Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS. seacormarine.com 13 No units in Orderbook Orderbook / Fleet Growth

Liftboats – Key Component to Address Legacy Offshore Infrastructure

SEACOR MARINE

SMHI Owns highest specification fleet for U.S. Jones Act Market – Including Largest and Newest Units

Key Attributes

- They provide a stable base for offshore oil and gas operations, including well intervention, maintenance and construction activities
- Equipped with cranes, living quarters, and other facilities, liftboats support personnel and equipment for various tasks
- In the renewable energy sector, liftboats are used for the installation, maintenance, and repair of offshore wind turbines
- Their ability to operate in shallow waters and their mobility enhance operational efficiency and safety



Global Fleet Overview



140
6
95
2
147
0
2
0
Global Liftboat fleet
SEACOR Marine Liftboat fleet

Liftboats Scope of Work

Offshore Wind	Offshore Oil and Natural Gas
✓ Tower Sections - Installation ✓ Export Cables ✓ Offshore Substation ✓ Array Cables ✓ Commissioning ✓ Site Preparation ✓ Accommodation	✓ Well intervention and workover ✓ Construction, Maintenance, Repair ✓ Subsea operations ✓ Diving operations ✓ Accommodations ✓ Decommissioning, Plug & Abandonment ✓ Coring ✓ Midstream support

Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS.

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Liftboats – Limited New Supply U.S. supply continues to shrink and new orders not commercially viable Orderbook limited to international market and focused in Middle East region Liftboat Supply Side Considerations Orderbook at ~6% with Stable Fleet Growth Liftboat Orderbook OB as % of total fleet Fleet growth (YoY) • The total fleet of liftboats is around 440 vessels, with fleet growth remaining stable at ~3% per annum 60 30% 25% 50 • Many active vessels were built over 25 years ago, with lower-spec vessels (lift-leg 20% 40 elevations <200ft) being the oldest and making up ~54% of the fleet 15% 30 10% • Higher-spec vessels (lift-leg elevations > 300ft) account for 17% of the fleet, are 20 5% relatively modern with an average age of 8 years compared to the total fleet’s 10 - average of 24 years. 50% of SMHI’s fleet is high spec - (5%) 2007 2009 2011 2013 2015 2017 2019 2021 2023 • Most recent vessel orders were made during the previous upturn, with orderbooks expanding from 6% in 2013 to around 15% in Q2 2017 Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS. seacormarine.com 15 Orderbook (No. of Units) Orderbook / Fleet Growth

Liftboats – U.S. Delayed Activity = Pent Up Demand

SEACOR MARINE

Legacy Oil & Natural Gas Market

- Multi-year deferrals in Decommissioning and Plug & Abandonment activity in the US GOM should translate into much higher levels of activity.
- Customer base in the US is financially resilient again, with IOC's or stronger independents taking over assets and willing to address asset removal obligations

53% of U.S. offshore wells are **permanently abandoned**

~60% of abandoned wells are **unplugged**

Almost **1/3** of fixed structures in the U.S. GoM are located in **terminated leases**

334 structures with submitted decommissioning **applications**

U.S. Offshore Wind and Other New Markets

- Increased focus on methane emissions lead to additional maintenance and repair work
- Liftboats should participate in upcoming carbon capture and storage projects
- Liftboats business should indirectly benefit from legislative incentives in the Inflation Reduction Act

U.S. Offshore Wind Forecast



# of Active US Wind Farms
# of Active US Turbines
35
30
25
20
15
10
5
0
2,500
2,000
1,500
1,000
500
0
2
4
4
7
10
13
17
17
21
32
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Active US Wind Farms (LHS)
Active US Turbines (RHS)

Source: Bureau of Ocean Energy Management, Bureau of Safety and Environmental Enforcement, U.S. Government Accountability Office.

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3. Financial & Operational Highlights seacormarine.com 17

Financial Highlights FY 2023 LTM (through Q2 2024) FY 2022 (1) Fleet Count / Average Age 60 / 8.6 years 58 / 9.4 years 56 / 10.1 years Fleet Average Utilization 75% 69% 75% $12,673 $18,530 Fleet Average Day Rate $16,375 $282.6M Revenues $217.3M $279.5M (2) Direct Vessel Profit $101.6M $45.3M $119.9M (3) Adjusted EBITDA $0.6M $67.9M $52.6M Q2 2024 saw continued repricing of the fleet at significantly improved day rates while working through a period of lower utilization, driven by planned drydockings and major repairs (1) Fleet Count and Average Age includes 2 managed vessels and 3 leased-in vessels in 2022, 3 managed vessels and 1 leased-in vessel in 2023, 1 managed vessel and 1 leased-in vessel as of June 30, 2024. (2) Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP. seacormarine.com 18 (3) Adjusted EBITDA is a non-GAAP financial measure. See Slide 2 for a discussion of Adjusted EBITDA and the Appendix to this presentation for a reconciliation to GAAP.

Sustained Growth in Total Revenue and Direct Vessel Profit

SEACOR MARINE

Total Revenue, DVP [(1)] & DVP Margin


$280M
$240M
$200M
$160M
$120M
$80M
$40M
$0M
50%
40%
30%
20%
10%
0%
36%
25%
21%
43%
36%
$142M
$51M
$171M
$44M
$217M
$45M
$280M
$120M
$283M
$102M
2020
2021
2022
2023
LTM through Q2 2024
Total Revenue
DVP
DVP Margin

Total Debt, Cash & Cash Equivalents & Equity Ratio


$600M
$500M
$400M
$300M
$200M
$100M
$0M
60%
50%
40%
30%
20%
10%
0%
39%
49%
47%
48%
47%
$522M
$36M
$401M
$41M
$364M
$43M
$353M
$84M
$339M
$43M
2020
2021
2022
2023
Q2 2024
Total Debt
Cash & Cash Equivalents
Equity Ratio

Comments

- Improving day rates and utilization leading to sustained revenue growth over the last four years
- DVP growth exceeding 150% year-on-year from 2022 to 2023, and establishing a baseline over LTM through Q2 2024 despite lower activity during the winter months
- DVP margin impacted in H1 2024 due to increased drydocking activity
- Continued deleveraging of the balance sheet, coupled with a comfortable liquidity position
- Maintaining adequate capitalization with an equity ratio of 47% in Q2 2024

Direct Vessel Profit ("DVP") is defined as operating revenues less operating costs and expenses (including major repairs and drydocking expenses) and is a critical financial measure used by SMHI to analyze and compare the operating performance of its business segments without regard to financing (Adjusted EBITDA is DVP less SG&A and Lease Expenses).

Contrary to most peer companies, SMHI fully expenses maintenance and drydocking costs, resulting in reduced DVP and Adjusted EBITDA figures.

(1) *Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP.*

seacormarine.com 19

Illustrative Operating Leverage – Adjusted EBITDA Sensitivity The following information represents potential Annual Revenue and Adjusted EBITDA outcomes under different average fleet day rate and/or utilization environments, calculated assuming for these purposes: (i) our LTM through Q2 2024 Average Fleet Utilization of 69% and illustrative Fleet Utilization of 80%; (ii) our FY 2023 Bareboat Charter and Other Marine Services of $28.1M; (iii) our FY 2023 General & Administrative and Lease Expenses of $51.9M; and (iv) our FY 2023 Operating Expenses (including Major Repairs and Drydocking Expenses) of $159.7M. The following does not represent SEACOR Marine’s guidance or projections for potential results for 2024 or any other period and should not be relied on as such. Actual FY 2024 financial results may materially differ from prior periods and the information set forth below. Annual Revenue (in $M) 280 299 304 311 318 325 332 339 346 353 (1) Net Debt / Adjusted EBITDA 4.3x 3.4x 3.2x 3.0x 2.8x 2.6x 2.5x 2.3x 2.2x 2.1x $220M 194 ~10% increase in Day Rates from Q2 2024 $200M 185 177 $180M 169 161 153 $160M 144 142 69% Fleet Utilization 136 135 $140M 130 128 (LTM through Q2 2024) 121 114 $120M 106 99 80% Fleet Utilization 92 $100M 87 85 (Illustrative) $80M 68 Adjusted EBITDA 2023 $60M (75% Fleet Utilization) $40M $20M $0M (2) $16,375 $19,141 $19,500 $20,000 $20,500 $21,000 $21,500 $22,000 $22,500 $23,000 Average Fleet Day Rate High operating leverage for any incremental percentage in fleet utilization and/or growth in day rates Note: Based on an average fleet of 56 vessels. (1) Net Debt and Adjusted EBITDA are non-GAAP financial measures. See Slide 2 for a discussion of Net Debt and Adjusted EBITDA and the Appendix to this presentation for a reconciliation to GAAP. seacormarine.com 20 (2) Average Fleet Day Rate in FY 2023. Annual EBITDA

Sound Capital Structure

SEACOR MARINE

Total Debt Maturity Profile



$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
$152M
$35M
$90M
$110M
$98M
$28M
$29M
$27M
$27M
$12M
$6M
2024
2025
2026
2027
2028
2029
Principal Instalments
Balloon
Guaranteed Notes
Convertible Notes

Fiscal Year End	2023	2024	2025	2026	2027	2028	2029
Total Debt Outstanding ($M)	353.0	324.7	296.1	143.6	116.5	6.2	0.0

Existing Debt Facilities (1)

Secured Debt

SEACOR Marine Foreign Holdings Inc. - due September 2028
- Amount Outstanding: $112.9M
- Security: 27x OSVs (8x PSVs, 15x FSVs, 2x Liftboat, 2x AHTSs)
- Pricing: 11.75% p.a.

SEACOR Alpine LLC - due June 2028
- Amount Outstanding: $23.9M
- Security: 3x PSVs
- Pricing: 10.25% p.a.

SEACOR Delta Shipyard Financing - due 2028/2029
- Amount Outstanding: $64.2M
- Security: 8x PSVs
- Pricing: LIBOR + 4.00% p.a.

Sea-Cat Crewzer III - due July 2029
- Amount Outstanding: $13.0M
- Security: 2x FSVs
- Pricing: 2.76% p.a.

Unsecured Debt

Guaranteed Notes - due July 2026
- Amount Outstanding: $90.0M
- Security: Unsecured, Negative Pledge on 1x Liftboat (LB Robert)
- Pricing: 8.00% Cash or 9.50% Hybrid (4.25% Cash + 5.25% PIK)

Convertible Notes - due July 2026
- Amount Outstanding: $35.0M
- Security: Unsecured
- Pricing: 4.25% p.a. (Conversion price of $11.75 per share)

(1) *Amounts outstanding under the various debt facilities as of June 30, 2024.*

seacormarine.com 21

3. Appendix seacormarine.com 22

Fleet Maintenance and Capital Expenditures Historical Major Repairs and Drydocking Expenses SMHI Fleet Age Profile $25M Near-term increased level of Major Repairs and Drydocking Expenses given the fleet’s age profile 5-year, 10-year and 15-year surveys due in 2024 8 8 result in higher than usual maintenance activity 7 $20M 5 5 5 $15M 4 $10M 20 17 2 2 2 2 11 $5M 1 1 1 1 1 1 8 8 7 5 $0M 2018 2019 2020 2021 2022 2023 H1 2024 Capital Expenditures for Vessel Upgrades as of June 30, 2024 Unfunded Capital Commitments H2 2024 2025 Deferred Hybrid battery power systems – 4x PSVs $6.1M $4.0M - DP-2 upgrade – 1x Liftboat $0.3M $1.3M - Miscellaneous Equipment $0.5M - - New construction – 1x FSV (deferred indefinitely) - - $9.2M Total $6.9M 5.3M $9.2M seacormarine.com 23

Financials – Income and Loss Statement Income & Loss Statement (in $ thousands) H1 2024 FY 2023 FY 2022 Operating Revenues 132,637 279,511 217,325 Costs and Expenses: Operating 97,619 159,650 171,985 Administrative and General 22,806 49,183 40,911 Lease Expense 967 2,748 3,869 Depreciation and Amortization 25,821 53,821 55,957 147,213 265,402 272,722 Gains (Losses) on Asset Dispositions and Impairments, Net 36 21,409 1,398 Operating Income (Loss) (14,540) 35,518 (53,999) Other Income (Expense): Interest Income 1,038 1,444 784 Interest Expense (20,499) (37,504) (29,706) Gain on Debt Extinguishment - (2,004) 10,429 Derivative Gains, Net (439) 608 - Foreign Currency Losses, Net (640) (2,133) 1,659 Gain (Loss) from Return of Investments in 50% or Less Owned Companies and Other, Net (95) - 755 (20,635) (39,589) (16,079) Income (Loss) from Continuing Operations Before Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies (35,175) (4,071) (70,078) Income Tax Expense (Benefit): Current 5,878 13,860 8,485 Deferred (5,635) (5,061) 97 (243) 8,799 8,582 Income (Loss) Before Equity in Earnings (Losses) of 50% or Less Owned Companies (35,418) (12,870) (78,660) Equity in Earnings (Losses) of 50% or Less Owned Companies, Net of Tax (134) 3,556 7,011 Income (Loss) (35,552) (9,314) (71,649) Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries - - (1) Net Income (Loss) attributable to SEACOR Marine Holdings Inc. (35,552) (9,314) (71,650) Source: Company filings. seacormarine.com 24

Financials – Balance Sheet and Debt Overview

SEACOR MARINE

Balance Sheet *(in $ thousands)*

ASSETS	H1 2024	FY 2023	FY 2022
Current Assets:			
Cash and Cash Equivalents, including Restricted Cash	42,860	84,131	43,045
Other Current Assets	87,239	80,555	89,268
Total Current Assets	**130,099**	**164,686**	**132,313**
Property and Equipment, net of Depreciation	571,644	594,682	656,905
Construction in Progress	11,518	10,362	8,111
Net Property and Equipment	583,162	605,044	665,016
Leases and Other Assets	8,305	10,606	18,038
Total Assets	721,566	780,336	815,367

LIABILITIES AND EQUITY	H1 2024	FY 2023	FY 2022
Current Liabilities:			
Current Portion of Lease Liabilities	887	1,626	2,826
Current Portion of Long-Term Debt	28,605	28,365	61,512
Other Current Liabilities	41,585	47,095	56,824
Total Current Liabilities	**71,077**	**77,086**	**121,162**
Long-Term Lease Liabilities	3,281	3,535	11,520
Long-Term Debt	277,740	287,544	260,119
Other Long-Term Liabilities	31,530	37,947	43,420
Total Liabilities	**383,628**	**406,112**	**436,221**
Total Equity	**337,938**	**374,224**	**379,146**
Total Liabilities and Equity	721,566	780,336	815,367

Debt Overview *(as of June 30, 2024)*

Debt Facility	Final Maturity	Principal Outstanding ($M)
Guaranteed Notes	July 2026	90.0
New Convertible Notes (1)	July 2026	35.0
Unsecured Debt – Sub-Total		**125.0**
SEACOR Alpine Credit Facility	June 2028	23.9
2023 SMFH Credit Facility	September 2028	112.9
Sea-Cat Crewzer III Term Loan Facility	July 2029	13.0
SEACOR Delta Shipyard Financing	February 2029	64.2
Secured Debt – Sub-Total		**214.0**
Total Debt		**339.0**
Discount / Issuance Costs (2)		(32.6)
Total Debt net of Discount / Issuance Costs		**306.4**

(1) Conversion Price of $11.75 per share.

(2) Debt discounts and costs incurred in connection with the issuance of debt are amortized over the life of the related debt using the effective interest rate method for term loans and straight-line method for revolving credit facilities and are included in interest expense in the accompanying consolidated statements of income (loss).

Source: Company filings.

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Financials – Cash Flow Statement (1/2) Cash Flow Statement (in $ thousands) H1 2024 FY 2023 FY 2022 Cash Flows from Continuing Operating Activities: Net Income (Loss) (35,552) (9,314) (71,649) Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (used in) Operating Activities: Depreciation and Amortization 25,821 53,821 55,957 Debt Discount and Deferred Financing Cost Amortization 4,511 8,340 6,701 Stock-based Compensation Expense 3,232 6,000 4,597 Allowance for Credit Losses 42 3,519 489 (Gains) Losses from Equipment Sales, Retirements or Impairments, Investments in 50% or Less Owned Companies (36) (21,409) (1,398) (Gain) Loss on Debt Extinguishment - 177 (12,700) Derivative (Gains) Losses 439 (608) - Interest on Finance Lease 1 202 244 Settlements on Derivative Transactions, Net 164 577 (749) Currency (Gains) Losses 640 2,133 (1,659) Deferred Income Taxes (5,635) (5,061) 97 Equity (Earnings) Losses 134 (3,556) (7,011) Dividends Received from Equity Investees 1,418 2,241 3,057 Changes in Operating Assets and Liabilities: Accounts Receivables (2,637) (17,215) (652) Other Assets (3,685) 2,288 2,559 Accounts Payable and Accrued Liabilities (8,273) (13,188) 7,501 Net Cash provided by (used in) Operating Activities (19,416) 8,947 (14,616) Cash Flows from Continuing Investing Activities: Purchases of Property and Equipment (4,074) (10,604) (462) Proceeds/Cash Impact from Disposition/Sale of Property and Equipment 86 44,730 6,734 Cash Flow related to Investments in 50% or Less Owned Companies and Equity Investees - - 66,528 Notes Due from Others - - (28,831) Principal Payments on Notes due from Others - 15,000 13,831 Net Cash provided by Investing Activities (3,988) 49,126 57,800 Source: Company filings. seacormarine.com 26

Financials – Cash Flow Statement (2/2) Cash Flow Statement (in $ thousands) H1 2024 FY 2023 FY 2022 Cash Flows from Continuing Financing Activities: Payments on Long-Term Debt (14,063) (29,165) (38,152) Payments on Debt Extinguishment - (131,604) - Payments on Debt Extinguishment Costs - (1,827) (2,271) Proceeds from issuance of Long-Term Debt, net of Issue Costs - 148,475 - Proceeds from issuance of Common Stock, net of Issue Costs - 24 - Proceeds from Exercise of Stock Options and Warrants 102 6 151 Payments on Finance Lease (18) (531) (351) Acquisition of Common Shares for Tax Withholding Obligations (3,889) (2,368) (732) Net Cash used in Financing Activities (17,868) (16,990) (41,355) Effects of Exchange Rates 1 3 (4) Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash (41,271) 41,086 1,825 Cash, Cash Equivalents and Restricted Cash, Beginning of Period 84,131 43,045 41,220 Cash, Cash Equivalents and Restricted Cash, End of Period 42,860 84,131 43,045 Source: Company filings. seacormarine.com 27

Financial Reconciliations Adjusted EBITDA Reconciliation (in $ thousands) H1 2024 FY 2023 FY 2022 Net Income (Loss) attributable to SEACOR Marine Holdings Inc. (35,552) (9,314) (71,650) Depreciation and Amortization 25,821 53,821 55,957 Interest Expense 20,499 37,504 29,706 Interest Income (1,038) (1,444) (784) Taxes 243 8,799 8,562 Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) 9,973 89,366 21,811 (Gains) Losses on Asset Dispositions and Impairments, Net (36) (21,409) (1,398) (Gains) Losses on Debt Extinguishment - 2,004 (10,429) Derivative (Gains) Losses, Net 439 (608) - Foreign Currency (Gains) Losses, Net 640 2,133 (1,659) Other, Net 95 - (755) Equity in (Earnings) Losses Earnings of 50% or Less Owned Companies 134 (3,556) (7,011) Net Income (Loss) attributable to Noncontrolling Interests in Subsidiaries - - 1 Adjusted EBITDA 11,245 67,930 560 DVP Reconciliation (in $ thousands) H1 2024 FY 2023 FY 2022 Operating Income (Loss) (14,540) 35,518 (53,999) (Gains) Losses on Asset Dispositions and Impairments, Net (36) (21,409) (1,398) Depreciation and Amortization 25,821 53,821 55,957 Lease Expense 967 2,748 3,869 Administrative and General 22,806 49,183 40,911 Direct Vessel Profit (DVP) 35,018 119,861 45,340 Source: Company filings. seacormarine.com 28

Financial Reconciliations (continued) DVP to Adjusted EBITDA Reconciliation (in $ thousands) H1 2024 FY 2023 FY 2022 Operating Revenues 132,637 279,511 217,325 Operating Expenses 97,619 159,650 171,985 Direct Vessel Profit (DVP) 35,018 119,861 45,340 Administrative and General 22,806 49,183 40,911 Lease Expense 967 2,748 3,869 Adjusted EBITDA 11,245 67,930 560 Net Debt Reconciliation (in $ thousands) H1 2024 FY 2023 FY 2022 Current Portion of Long-Term Debt 28,605 28,365 61,512 Long-Term Debt 277,740 287,544 260,119 Discount and Issuance Costs 32,617 37,115 42,163 Total Debt 338,962 353,024 363,794 Cash and Cash Equivalents, including Restricted Cash 42,860 84,131 43,045 Net Debt 296,102 268,893 320,749 Source: Company filings. seacormarine.com 29

Strong Commitment to ESG Our Values and Responsible Business Practices Second Sustainability Report (2022/2023) SEACOR Marine works towards aligning its goals with: • United Nations Sustainable Development Goals (“SDGs”) Local • United Nations Global Compact – Economic Decarbonizing Empowerment Operations Sustainable Ocean Principles Diversity, • Paris Climate Accord; and Anti-Corruption Equity & Inclusion • Frameworks provided by the: • Sustainability Accounting Standards Human Health and Safety Board (“SASB”) Rights • Task Force on Climate-Related Financial Disclosures (“TCFD”) Ocean Responsible Health Procurement Ethical • Global Reporting Initiative (“GRI”) Operations SEACOR Marine – Winner of the 2024 OSJ ESG Award • Recognizes the positive impact of SEACOR Marine’s environmental, social and governance (“ESG”) program Source: Company’s 2022/2023 Sustainability Report. seacormarine.com 30

Advancing Our ESG Program Notable Highlights from our 2022/2023 Sustainability Report 1 Completed pilot project implementing direct (Scope 1) emissions tracking on select vessels and data collection for indirect (Scope 2) emissions 2 Introduced a carbon intensity indicator (“CII”) metric on select vessels 3 Supported one of the largest offshore wind projects under development in the U.S. (South Fork), located off the coast of Long Island, New York 4 Completed implementation of Safe Water on Board (“SWOB”) on select vessels as part of our pilot project to reduce plastic waste 5 Published our Supplier Code of Conduct and developed our Responsible Procurement Policy 6 Published our Diversity, Equity and Inclusion (“DE&I”) Statement 7 Created sub-committees and working groups in support of sustainability and ESG oversight responsibilities of the Board of Directors 8 Continued development of our Compliance Training Program, including the addition of courses on sustainability, environmental protection and DE&I Source: Company’s 2022/2023 Sustainability Report. seacormarine.com 31

Case Study: Ongoing ESG Initiatives Across the Fleet Investments in Energy Storage Systems Cooperation with Spinergie Potential Future Projects • 7 of SMHI’s 11 most modern PSVs are now hybrid• SMHI is working marine technology firm Spinergie Carbon Capture (France) to analyze fleet data with the goal to optimize • PSV “SEACOR Yangtze” completed its upgrades in Q1 operations• SMHI is in discussion with Value Maritime (Netherlands) 2024, including: • Spinergie developed their “Smart Fleet Management” • Value Maritime has developed the “Filtree System”, an • Installation of an energy storage system platform, an AI powered and data-driven platform to onboard carbon capture system for small and medium- • Upgrade of a closed bus-tie system analyze large amounts of data in a concise manner sized vessels • Installation of a shore tie connection • DP system upgrade• SMHI currently tracks its entire fleet, and developed an • The system includes a small plug and play gas cleaning intelligent fuel and activity prediction tool for a portion of system that removes 99% of particulate matter and CO 2 • Committed to four additional energy storage systems, to its fleet which does not have granular data for reporting from the exhaust gas be installed on the last four PSVs by 2025 • SMHI has taken initial steps to engage the fleet on voyage • The system is also equipped with a filter that cleans with • Results in reduction in fuel consumption and CO and energy plant optimization to make its operation washing water and the waste product fed into the sludge 2 emission by up to 40% greener tanks • Solution can be well-suited for SMHI’s fleet of liftboats seacormarine.com 32

SEACOR Marine Safety Benchmarks (1) Year-on-Year Total Recordable Injury Rate (“TRIR”) vs. Industry Benchmarks 5-year TRIR Average (2019 - 2023) SEACOR Marine 0.210 ISOA 0.886 IMCA 1.216 1.450 1.360 1.110 1.100 1.090 1.070 0.950 0.880 0.780 0.720 0.531 0.202 0.179 0.100 0.037 2019 2020 2021 2022 2023 SEACOR Marine ISOA IMCA (1) TRIR = (Fatalities + Lost Time Incidents + Restricted Work Cases + Medical Treatment Cases) x 1,000,000 / Total Hours Worked. Source: Company, International Support Owners Association (ISOA), International Marine Contractors Association (IMCA). seacormarine.com 33

Contact: Investor Relations SMHI LISTED Email: InvestorRelations@seacormarine.com NYSE Website: www.seacormarine.com seacormarine.com 34